Adhia Funds, Inc.
Adhia Twenty Fund - Semiannual Report

Dear Shareholder:
We are pleased to present this Semi Annual report for the Adhia Twenty Fund. This report covers the six month period from January 1, 2001 through June 30, 2001. During this period, Adhia Twenty Fund has posted a loss of 0.53% compared to a loss of 6.6% for the Standard and Poor's 500. The bust of technology and dot com companies has affected investor confidence the market. Our stringent stock selection criteria and diversification techniques have allowed us to minimize the impact of the downturn.

Winners:

The gain leaders for Adhia Twenty Fund were Tommy Hilfiger Corp. (TOM) which went up 48% in the first six months of this year. This trendy fashion designer had become value stock, selling at less than three times its cash flow. Our position in TOM since May 2000 has paid off very handsomely.
We closed our holdings in Carnival Corporation (CCL), world's largest cruise line, with 24% gain within seven months. We had an extremely short-term position in Atmel (ATML), a semiconductor manufacturer, in which we gained
49% on investment. However, due to slowdown in technology spending, we believe ATML would not be able to sustain its market momentum. So far we have been proven right.

On the pharmaceutical end, Immunex (IMNX) went up 48% since our purchase.
This biotechnology company specializes in the area of immunology and anti-body thearpeutics. Immunex became a value stock during the first quarter of 2001. This company has a long list of new drugs under various phases of research.
We have also increased our positions in Merck & Company (MRK). Quicker approval of new drugs and a solid pipeline of new products should allow these two drug manufacturers to consistently report higher revenues and profit. Also, the new initiatives by Washington to include prescription drugs benefit to Medicare recipients will work out in favor of drug companies in the long run.

One more candidate worthy of mention is Dow Chemical Company (DOW). We took position in this defensive stock at the correct time providing us a gain of 17% in a very short period.

Losers:
We sold many of our losers in first half of 2001. These include: CTS Corporation (CTS), Xerox Corporation (XRX) where we lost 27% and 57% respectively. CTS, an electronic component manufacturer, is facing slowdown in business. We bought Xerox on a takeover rumor which did not materialize. In addtion, we have sustained losses in LSI Logic Corporation (LSI), Corning, Inc. (GLW) and Sun MicroSystems (SUNW). We had avoided these high flyers during 2000 crash. Most of these companies became value stocks during the first quarter of 2001. However, these fundamentally sound technology companies have disappointed the market with lower revenues and profits.

Downturn in Technology

The current downturn in technology spending seems to indicate a permanent shifting of equilibrium in the market place. There are two key reasons:

(1) The technology boom during the last decade was due to higher speed of personal computers, introduction of multimedia, and Windows technology. Most corporations and homes upgraded their systems few times during the 1990s.
We do not foresee any dramatic technological advancement in the personal computer arena that would require corporate or home user any need to upgrade their current systems.

(2) Explosion of E-commerce fueled heavy technological upgrades by major telecommunication companies. Hundreds of new telecom providers mushroomed during the 1990s. The telecom companies spent billions of dollar in expanding bandwidth capacity, installing new optical technology to carry terabytes of data in milliseconds. These created over-capacity leading to price wars. In addition, demand did not pick up at the speed industry had predicted. The result was financial distress. Many telecom providers have filed for bankruptcy. Traditional, telecom provider are struggling due to stiff price competition and heavy debt load. The result is a significant reduction on capital spending. Long term, this is a good move for telecom companies. Basically, they have to wait until there's some equilibrium between supply and demand. Then they can cautiously move ahead with upgrades. However, in the short term everyone is hurting. Some companies that have suffered significantly include Cisco Systems, Nortel, Lucent, Corning and JDS Uniphase.



Outlook for the next six months:

We believe that the permanent slow down in technology spending and layoffs at technology companies will start affecting other sectors of the economy. Presently, consumer spending is sustaining the economy. However, real estate values, travel and entertainment spending, etc are aleady affected. Unless coporate spending turns around, US economy may enter into recession during the first quarter of 2002. The Federal Reserve Board has worked vigorously to neutralize this downturn by reducing the interest rate at an accelerated level. However, their efforts would not completely avoid the economic cycle.

Our fund will seize opportunity during the downturn by investing in companies that represent disciplined long-term strategy. We will continue to strive to target combination of growth stocks with reasonable market multiples. We have maintained a steady cash position in the recent quarters. Because of the uncertainty in the market, we have entered into many shorter term bets. This trend may have to continue until the economy shows some sign of an uptick.
We appreciate your confidence over the last six months, and look forward to your continued participation in Adhia Twenty Fund.

Hitesh P. Adhia
President
Adhia Funds, Inc.
Adhia Twenty Fund
Statement of Assets and Liabilities (unaudited)
As of June 30, 2001


ASSETS:

        Investment in Securities                $    848,614.50
	Cash at Fidelity Reserve / Bank		   1,014,953.74
        Prepaid Insurance                                212.00

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Total Assets                                    $  1,863,780.24
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LIABILITIES

	Accrued Expense				      14,888.02
	Due for Securities Purchased		      44,214.95
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Total Liabilities                                     59,102.97
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NET ASSETS:

	Net Assets  (equivalent to $11.27 per
	share issued based on 160,127.356
        Shares of Capital Stock Outstanding)
        (Note 5)                                $  1,804,677.27

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Total Liabilities and Net Assets                $  1,863,780.24
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CALCULATION OF NET ASSETS
	Offering and Redemption Price Per
	Share ($1,804,677.27 / 160,127.356
        Shares Outstanding)                     $         11.27

Attached Notes Are Integral Part of Financial Statements

Adhia Funds, Inc.
Adhia Twenty Fund
Statement of Operations (unaudited)
For the Six Months Ended June 30, 2001


INCOME:

        Dividend                             $    3,011.00
        Interest                                 22,452.77

                Total Income                 $   25,463.77

EXPENSES:

        Director Fees                               500.00
        Licenses and Permits                        615.00
        Transfer Agent Services                   4,637.75
        Professional Fees                         1,000.00
        Other Expenses                            3,014.59
        Management Fees                           8,721.00

		Total Operating Expenses before	 18,488.34

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NET INVESTMENT INCOME/(LOSS)                      6,975.43

NET REALIZED LOSS ON INVESTMENT                  19,398.92

CHANGE IN UNREALIZED
APPRECIATION ON INVESTMENT                      (33,318.91)

NET GAIN ON INVESTMENT                          (13,919.99)

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NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                              (6,944.56)
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Attached Notes Are Integral Part of Financial Statements






Adhia Funds, Inc.
Adhia Twenty Fund
Statement of Changes in Net Assets
For the Year Ended December 31, 2000 and Six Months Ended June 30, 2001


                                                June 30, 2001      Dec 31, 2000
                                                 (unaudited)

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS

Investment Income (Loss) - Net             $       6,975.43          3,591.49

Net Realized Gain (Loss) on Investments           19,398.92          6.207.17

Change in Unrealized Appreciation
on Investments                                   (33,318.91)       (39,420.76)

Net Increase (Decrease) in Net Assets
Resulting from Operations                         (6,944.56)       (29,622.10)


PROCEEDS FROM SHARES ISSUED                       95,668.40      1,472,073.22

PAYMENTS TO REDEEM SHARES                                 0        (38,986.64)


TOTAL INCREASE                                    88,723.84      1,403,464.48


NET ASSETS AT THE BEGINNING OF THE PERIOD      1,715,953.43        312,488.95

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NET ASSETS AT THE END OF THE PERIOD          $ 1,804,677.27    $ 1,715,953.43
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Attached Notes Are Integral Part of Financial Statements

Adhia Funds, Inc.
Adhia Twenty Fund
Schedule of Investments As of June 30, 2001
Security                                  Shares    Cost Basis    Market Value

Common Stocks
3.6%   	Banking
        BANK AMERICA CORP                    350   $ 18,382.35    $ 21,010.50
        J P MORGAN CHASE                   1,000     44,214.95      44,470.00
5.5% 	Telephone & Communication Services
        A T & T CORP COM                     600     20,986.15      13,200.00
        SPRINT CORP                        4,000     79,874.95      85,440.00
5.5% 	Telephone & Communication Equipment
        CORNING                            3,000     80,144.85      50,130.00
        LUCENT TECHNOLOGIES, INC.            500     32,483.70       3,105.00
5.0%    Semiconductor Manufacturing
        LSI LOGIC                          1,000     17,417.48      18,800.00
        INTEL CORP                         1,000     29,587.50      29,250.00
        MOTOROLA                           2,500     54,904.90      41,400.00
2.6%	Computer Systems
        SUN MICROSYSTEMS INC               3,000     55,144.85      47,160.00
6.2%    Software and Services
        ORACLE CORP COM                    1,000     52,424.01      49,400.00
2.9%    Health Care - Biotech
        AMGEN INC COM                        200      6,114.95      12,136.00
        BIOGEN, INC                          400     22,644.93      21,744.00
        IMMUNEX CORP                       1,000     11,014.95      17,750.00
2.9%    Health Care - Pharmaceuticals
        SCHERING PLOUGH CORP               2,000     77,034.95      72,480.00
        MERCK & COMPANY                      500     37,889.95      31,955.00
        PFIZER, INC                          200      6,714.95       8,010.00
2.9%    Retail
        PENNY J C                          2,000     44,735.00      52,720.00
3.8%    Chemicals and Industrial
        DUPONT E I DE NEMOURS CO             600     28,579.90      28,944.40
        NATIONAL SERVICE INDUSTRIES        1,000     18,952.45      22,570.00
        OLIN CORPORATION                   1,000     18,564.95      16,990.00
2.2%    Food & Beverages
        PEPSI BOTTLING GROUP               1,000     44,004.95      40,100.00
1.4%    Consumer Products
        PROCTER & GAMBLE CO                  400     23,979.90      25,520.00
3.7%    Entertainment
        ROYAL CARIBBEAN CRUISES            3,000     56,304.95       66,330.00
1.6%    Apparel
        TOMMY HILFIGER CORP COM            2,000     14,034.95       28,000.00
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47.0%   Total Investment in Securities            $ 896,137.42    $ 848,614.50
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56.2%   Total Short Term Investment              $1,014,953.74    $1,014,953.74

-3.3%    Other Assets (Liabilities) Net                              (58,890.97)
================================================================================
100%    Net Asset                                $1,014,953.74    $1,804,677.27
================================================================================
Attached Notes Are Integral Part of Financial Statements

Adhia Funds, Inc.
Adhia Twenty Fund

Notes to Financial Statements

I       Significant Accounting Policies:

The following is a summary of significant accounting polices of the Adhia Twenty Fund (the "Fund"), a portfolio of the Adhia Funds, Inc. (the "Company") which is an open-end non-diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Company was incorporated under the laws of Maryland on January 27, 1998, and the Registration was effective January 1, 1999. The Fund's investment objective is to seek capital appreciation through investment in an average of about twenty different stocks.

(a) Each security is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investment are valued at amortized costs which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the schedule of investments, are substantially the same for Federal income tax purposes.

(b) Net realized gains and losses on common stock are computed on the identified cost basis.

(c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to a regulated investment company.

(d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

II      Fund Advisor:

The  Fund has an agreement with Adhia Investment Advisors, Inc.
(the "Advisor"), with whom certain officers and directors of Adhia Funds, Inc. are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Advisor a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%. Under the investment advisory agreement, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceed 2 1/2% which is the lowest limitation imposed by state securities administrators, the Advisor will reimburse the Fund for the amount of such excess.

III     Organization Costs:

Organizational costs and initial registration expenses are paid by the sponsor and Advisor Adhia Investment Advisors, Inc.

IV.     Investment Transactions:

For the period ended June 30, 2001, purchases and proceeds of sales of investment securities were $1,289,621 and $846,631 respectively for common stock.

V.      Capital Stock:

Capital Stock, is composed of Common Stock 500,000,000 Shares Authorized and 160,127.356 issued at $.001 par value. Net Assets are composed of Capital Stocks Investment Plus Accumulated Net Investment Income, Plus Accumulated Realized Gain on Investments, Plus Change in Unrealized Appreciation of Investments Net of Distributions to Stockholders.


FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period as follows:

                                             June 30,  2000    1999     1998
                                               2001
Net assets value at beginning of the year   $ 11.33   $11.61   $9.70   $10.00
Income Loss From Operation:
Net investment Income (Loss) (a)               0.03      .95   (2.26)   (0.01)
Net realized gain (loss) (b)                   0.12      .23    1.74    (0.03)
Net unrealized gain (loss) (b)                (0.21)   (1.46)   2.43    (0.26)

Net Assets value at end of year (c)         $ 11.27   $11.33   11.61     9.70

(a) This amount has been adjusted for changed in the average number of stocks outstanding throughout the period.
(b) Computed using the number of shares outstanding at the beginning of the period 151,428.74, 26,909.21, 11,577.58 and 11,500 shares for 2001, 2000,
1999 and 1998 respectively.
(c) Computed using the number of shares outstanding at the end of the period 160,127.35, 151,428.745, 26,909.21 and 11,577.58 for 2001, 2000, 1999 and
1998 respectively.





Adhia Funds, Inc.
Adhia Twenty Fund


Management Office

1311 N. Westshore Blvd., Suite 110
Tampa, FL  33607
Phone: (813) 289-8440
Fax: (813)289-8849


Board of Directors

Hitesh (John) P. Adhia
Dr. Thomas L. Wheelen
Pravin D. Patel
Anil D. Amlani



Investment Advisors

Adhia Investment Advisors, Inc.
1311 N. Westshore Blvd., Suite 110
Tampa, FL  33607
Phone: (813) 289-8440
Fax: (813) 289-8849


Transfer Agent and Dividend Disbursing Agent

Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN  46204 - 1897
Phone: (800) 627 8172
Fax: (317) 266 8756



Independent Auditors

Alan K. Geer, CPA, PA
7401 D Temple Terrace Highway
Temple Terrace, FL 33637